AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE
                             THE THICKET APARTMENTS


         THIS AMENDMENT, entered into as of the 25th day of June, 1996, by and between THE PATRICIAN MORTGAGE COMPANY (hereinafter referred to as "Seller"), and A & P INVESTORS, INC., a Georgia corporation (hereinafter referred to as "Purchaser");

                              W I T N E S S E T H:

         WHEREAS, Seller and Purchaser have entered into that certain Agreement for Purchase and Sale, dated March 27, 1996 (hereinafter referred to as the "Sales Contract"); and

         WHEREAS, Seller and Purchaser desire to amend the Sales Contract as hereinbelow set forth;

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100ths Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

               1. The Closing Date is hereby extended to June 28, 1996.

               2. All capitalized terms used herein, not otherwise defined, shall have the meanings ascribed thereto in the Sales Contract.

               3. All other terms and provisions of the Sales Contract shall remain in full force and effect.

         IN WITNESS WHEREOF, Seller and Purchaser have duly signed and sealed this Ninth Amendment, effective as of the day and year first above written.

PURCHASER:

A & P INVESTORS, INC., a Georgia corporation


By: /s/Martin H. Petersen
-------------------------
Martin H. Petersen
Title: Vice President

[Corporate Seal]


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SELLER:

THE PATRICIAN MORTGAGE COMPANY


By: /s/ W. Thomas Booher
------------------------
W. Thomas Booher
Title: Vice President

[Corporate Seal]